EXHIBIT 10.1


                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT, dated as of September 17, 2002 ("Escrow Agreement") is by and among Phoenix Real Estate Development, Inc., a Colorado corporation ("Issuer"), and Horizon Bank of Boulder, N.A., as Escrow Agent ("Escrow Agent").

                                   BACKGROUND

     A. In a registered public offering, certain persons will purchase shares of common stock, no par value per share (the "Shares") of the Issuer pursuant to a subscription agreement, the form of which is attached as Exhibit A to this Escrow Agreement (the "Subscription Agreement"); (such persons who purchase the Shares pursuant to the Subscription Agreement are hereinafter referred to as the "Subscribers").

     B. In accordance with the Subscription Agreement, the Subscribers will be required to submit full payment for their investment at the time they return the executed Subscription Agreement to the Issuer.

     C. All payments for subscriptions for Shares and Subscription Agreements received and approved by the Issuer ("Subscription Funds") shall be promptly forwarded to Escrow Agent and Escrow Agent has agreed to accept, deposit, hold and disburse such Subscription Funds deposited with it in accordance with the terms of this Escrow Agreement.

     D. Escrow Agent has agreed to deposit all Subscription Funds in a non-interest bearing account.

     E. In order to establish the escrow of funds and to effect the consummation of the transactions contemplated by the Subscription Agreement, the parties hereto have entered into this Escrow Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

     1. Definitions: The following terms shall have the following meanings when used herein:

     "Cash Investment" shall mean the number of Shares subscribed for by a Subscriber multiplied by $0.10 per Share, as set forth in the Subscription Agreement.

     "Escrow Funds" shall mean the Subscription Funds deposited by the Escrow Agent pursuant to this Escrow Agreement.

     "Minimum Offering" shall mean the sale of 750,000 Shares for $75,000.

     "Maximum Offering" shall mean the sale of 1,500,000 Shares for $150,000.

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     "Offering Notice" shall mean a written notification, signed by the Issuer, which shall specify that: (a) subscriptions for the Minimum Offering have been received; and (b) such subscriptions have not been withdrawn, rejected or otherwise terminated.

     "Subscription Accounting" shall mean an accounting of all subscriptions for Shares received and accepted by the Issuer as of the date of such accounting, indicating for each subscription the Subscriber's name, address and taxpayer identification number, the number and total purchase price of subscribed Shares, any withdrawal of such subscription by the Subscribers, any rejections of such subscription by the Company, or other termination, for whatever reason, of such subscription.

     "Subscription Funds", "Subscribers" and "Shares" shall have the meaning set forth in the section of this Escrow Agreement titled "Background".

     2. Appointment of and Acceptance by Escrow Agent. Issuer hereby appoints Escrow Agent to serve as escrow agent hereunder, and Escrow agent hereby accepts such appointment in accordance with the terms of this Escrow Agreement.

     3. Deposits into Escrow. The Issuer shall forward to Escrow Agent the Subscription Funds received by the Issuer for deposit into the following escrow account:

     ALL FUNDS SO DEPOSITED SHALL REMAIN THE PROPERTY OF THE SUBSCRIBERS ACCORDING TO THEIR RESPECTIVE INTEREST AND SHALL NOT BE SUBJECT TO ANY LIEN OR CHARGE BY ESCROW AGENT OR BY JUDGMENT OR CREDITORS' CLAIMS AGAINST ISSUER UNTIL RELEASED TO ISSUER IN ACCORDANCE WITH SECTION 4(a) HEREOF.

     Upon receipt of any Subscription Funds which are not equal to the proper Cash Investment for such subscription or if a notice of insufficient funds has been received by the Escrow Agent for such Subscription Funds, Escrow Agent's sole obligation shall be to notify Issuer of such fact and to return such Subscription Funds to the Issuer for further delivery to the Subscriber.

     4.   Disbursements of Escrow Funds.

          a. Completion of Minimum Offering. Escrow Agent shall pay to the Issuer the value of the Escrow Funds, by wire transfer no later than three
     (3) business days following receipt of the following documents:

          (i)  The Offering Notice;

          (ii) Subscription Accounting, substantiating the sale of the Minimum Offering;

          (iii) Subscription Agreements signed by all Subscribers;

          (iv) Stock Certificates for Subscribers representing the Shares purchased by the Subscription Funds; and

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          (v)  Such other certificates, notices or other documents as Escrow
               Agent, in its discretion, shall reasonably require and shall have requested from Issuer in writing.

     Notwithstanding the foregoing, Escrow Agent shall not be obligated to disburse the Escrow Funds to Issuer if Escrow Agent reasonably believes that (i) Subscription Funds in full payment equal to the Cash Investment for that number of Shares equal to or greater than the Minimum Offering have not been received, deposited with and collected by the Escrow Agent, subject to the right of Issuer to consummate the sale of some, but not all, of the Shares; or (ii) any of the certifications and opinions set forth in the documents are incorrect or incomplete.

          b. Completion of the Maximum Offering. Escrow Agent shall pay to the Issuer the value of the Escrow Funds, by wire transfer periodically but no more often than weekly following receipt into Escrow of additional Subscription Funds subsequent to the closing of the Minimum Offering (Subsequent Closings). At each Subsequent Closing, the Escrow Agent and the Issuer shall deliver the following documents:

             (i) Subscription Accounting, substantiating the sale of the additional Shares;

             (ii)         Subscription Agreements signed by the new Subscribers;

             (iii) Stock Certificates for Subscribers representing the Shares purchased by the additional Subscription Funds; and

             (iv) Such other certificates, notices or other documents as Escrow Agent, in its discretion, shall reasonably require and shall have requested from Issuer in writing.

     Notwithstanding the foregoing, Escrow Agent shall not be obligated to disburse the Escrow Funds to Issuer if Escrow Agent reasonably believes that (i) Subscription Funds have not been deposited with and collected by the Escrow Agent; and (ii) in any case, funds in excess of the total Subscription Funds necessary to purchase the Maximum Offering.

          c. Termination of the Offering. No later than ten (10) business days after receipt by Escrow Agent of written notice from Issuer that there will be no closing of the sale of Shares to Subscribers, Escrow Agent shall pay to the Subscribers, by certified or bank check and by first class mail, that portion of the Escrow Funds equal to the amount of the Subscription Funds paid by the Subscribers, without interest or deduction.

          d. Rejection or Withdrawal of any Subscription. No later than ten (10) business days after receipt by Escrow Agent of written notice from Issuer that the Issuer has rejected or permitted a withdrawal of a Subscription for which Subscription Funds have already been placed in escrow by the Escrow Agent, Escrow Agent shall pay to the Subscribers, by certified or bank check and by first class mail, that portion of the Escrow Funds equal to the amount of the Subscription Funds paid by the Subscribers without interest or deduction. Once the Maximum Offering has been subscribed and closed, no later than ten (10) business days after the receipt by Escrow

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     Agent of confirmation from the Issuer of such fact, the Escrow Agent shall pay to the Subscribers, by certified or bank check and by first class mail, that portion of the Escrow Funds equal to the amount of the Subscription Funds paid by the Subscribers in excess of the Maximum Offering, without interest.

          e. Expiration of Offering Period. Notwithstanding anything to the contrary contained herein, if Escrow Agent shall not have received the Offering Notice on or before ___________________, 20___, Escrow Agent shall, within ten (10) business days after such date and without any further instruction or direction from Issuer, return to Subscribers, by certified or bank check and by first class mail, that portion of the Escrow Funds equal to the amount of the Subscription Funds paid by the Subscribers, plus interest.

     5. Suspension of Performance or Disbursement into Court. If, at any time, there shall exist any dispute between Issuer, Escrow Agent, and/or Subscribers or any other person with respect to the holding or disposition of any portion of the Escrow Funds or and other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if Subscribers and Issuer have not within thirty (30) days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 7 hereof appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

          a. Suspend the performance of any of its obligations under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of the Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be); and/or

          b. Petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in Boulder, Colorado for instructions with respect to such dispute or uncertainty, and pay to such court all funds held by it for holding and disposition in accordance with the instructions of such court. In determining the resolution of such dispute or uncertainty, such court shall apply the laws of the State of Colorado.

     Escrow Agent shall have no liability to the Issuer, Subscribers or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the escrow or any delay in or with respect to any action required or requested of the Escrow Agent.

     6. Deposit of Funds. Escrow Agent shall deposit the Escrow Funds into a federally-insured depository account at its bank in its sole discretion.

     7. Resignation and Removal of Escrow Agent. Escrow Agent may resign from the performance of its duties hereunder at any time by giving ten (10) days' prior written notice to Issuer or may be removed, with or without cause by Issuer, in writing, at any time by giving prior written notice to Escrow Agent.

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Such resignation or removal shall take effect upon the appointment of a successor Escrow Agent as provided herein below. Upon any such notice of resignation or removal, the Issuer shall appoint a successor Escrow Agent hereunder. Upon the acceptance in writing of any appointment as Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as escrow agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement.

     8.   Liability of Escrow Agent.

          a. Escrow Agent shall have no liability or obligation with respect to the Escrow Funds except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping and disbursement of the Escrow Funds in accordance with the terms of this Escrow Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, whether bearing original, conformed or facsimile signatures, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Escrow Agreement. In no event shall Escrow Agent be liable for incident, indirect, special, consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds or any account in which the Escrow Funds are deposited or this Escrow Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Without limiting the generality of the foregoing, Escrow Agent shall not be responsible for or required to enforce any of the terms or conditions of any subscription agreement with Subscribers or any other agreement between Issuer and/or Subscribers. Escrow Agent shall not be responsible or liable in any manner for the performance by the Issuer or any Subscribers of their respective obligations under any subscription agreement nor shall Escrow Agent be responsible or liable in any manner for the failure of the Issuer or any third party (including Subscriber) to honor any of the provisions of this Escrow Agreement. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel. Issuer shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

          b. The Escrow Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any

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     time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it that is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

     9. Indemnification of Escrow Agent and Depository. From and at all times after the date of this Escrow Agreement, Issuer shall, except as otherwise hereinafter provided, to the fullest extent permitted by law, indemnify and hold harmless the Escrow Agent and each partner, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "Indemnification Parties") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees, costs and expenses) incurred by or asserted against any of the Indemnified parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation Issuer or Subscribers, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Issuer in writing, and the Issuer shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Issuer shall be required to pay such fees and expenses if (i) Issuer agrees to pay such fees and expenses; (ii) proceeding or shall fail, in the reasonable discretion of such Indemnified Party, to employ counsel satisfactory to the Indemnified Party in any such action of proceeding; (iii) Issuer is their plaintiff in any such action or proceeding; or (iv) the named parties to any such action or proceeding (including any impleaded parties) include both Indemnified Party and Issuer, and Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Issuer, Issuer shall be liable to pay fees and expenses of counsel pursuant to the preceding sentence. All such fees and expenses payable by Issuer pursuant to the foregoing sentence shall be paid from time to

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time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of Issuer under this Section 9 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.

     10.  Compensation to Escrow Agent and Depository.


          a. Fees -- Escrow Agent. Issuer shall pay to Escrow Agent the fees set forth in Exhibit B.

          b. Disbursements from Escrow Funds to Pay Escrow Agent or Other Parties. The Escrow Agent is not authorized to disburse to itself or any other person from the Escrow Funds (i) any amounts due to Escrow Agent or any other party under this Section 10 or (ii) any amount Escrow Agent or any Indemnified Party is entitled to seek pursuant to Section 9 hereof.

     11. Representations and Warrants. Issuer makes the following representations and warranties to Escrow Agent and Depository:

          a. Issuer is a corporation duly formed and validly subsisting under the laws of Colorado, and has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder.

          b. This Escrow Agreement has been duly approved by all necessary corporate action of Issuer, including any necessary shareholder approval, has been executed by duly authorized officers of Issuer, and constitutes a valid and binding agreement of Issuer, enforceable in accordance with its terms.

          c. The execution, delivery, and performance by Issuer of this Escrow Agreement will not violate, conflict with, or cause a default under the articles of incorporation of By Laws of Issuer, any applicable law or regulation, any court order or administrative ruling or decree to which Issuer is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement to which Issuer is a party or any of its property is subject.

          d. No party other than the parties hereto and the prospective Subscribers have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

          e. Issuer hereby acknowledges that the status of Escrow Agents is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that the Escrow Agent has investigated the desirability of advisability or investment in the Shares or has approved, endorsed or passed upon the merits of the investment herein and that the name of the Escrow Agent has not and shall not be used in any manner in connection with the offer or sale of the Shares other than to state that the Escrow Agent has agreed to serve as escrow agent for the limited purposes set forth herein.

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          f. All of the representations and warranties of Issuer contained herein are true and complete as of the date hereof and will be true and complete at the time of any deposits to or disbursement from the Escrow Funds.

     12. Arbitration. Except as expressly provided herein, the parties agree that any dispute which arises under this Agreement that cannot be resolved through good faith discussions, shall be settled by arbitration to be held in the City of Boulder, Colorado using the Standard Commercial Arbitration Rules of the American Arbitration Association.

     13. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five
(5) days after deposit in the United States mail, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day after delivery to any overnight courier, or when transmitted by facsimile transmission facilities, and addressed to the party to be noticed as follows:

     If to Issuer at:           Attn:  Peter Garthwaite
                                2121 30th Street
                                Boulder, Colorado 80301

     With a copy to:            Ballard Spahr Andrews & Ingersoll, LLP
                                Attn:  Roger V. Davidson, Esq.
                                1225 17th Street, Suite 2300
                                Denver, Colorado 80202
                                Fax #:  (303) 382-4607

     If to the Escrow Agent:    Horizon Bank of Boulder, N.A.
                                3002 Bluff Sstreet, Suite 100
                                Boulder, CO 80301


or to such other address as each party may designate for itself by like notice.

     14. Amendments or Waiver. This Escrow Agreement may be charged, waived, discharged or terminated only by a writing signed by Issuer and Escrow Agent. No delay or omission by any party in exercising any right with respect thereto shall operate as a waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

     15. Severability. To the extent any provision of this Escrow Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

     16. Governing Law. This Escrow Agreement shall be construed and interpreted in accordance with the internal laws of the State of Colorado without giving effect to the principles or rules governing conflict of laws.

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     17. Entire Agreement. This Escrow Agreement constitutes the entire agreement between the parties relating to the acceptance, collection holding, investment and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Escrow Funds.

     18. Binding Effects. All of the terms of this Escrow Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of Issuer, Subscribers and Escrow Agent.

     19. Execution in Counterparts. This Escrow Agreement may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement.

     20. Termination. Upon the first to occur of the disbursement of all amounts in the Escrow Funds into court pursuant to Section 5 hereof, this Escrow Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Escrow Agreement or the Escrow Funds.

     21. Dealings. The Escrow Agent and any stockholder, director, officer or employee of the Escrow Agent may buy, sell and deal in any of the securities of the Issuer and become peculiarly interested in any transaction in which the Issuer may be interested, and contract and lend money to the Issuer and otherwise act as fully and freely as though it were not Escrow Agent under this Agreement. Nothing herein shall preclude the Escrow Agent from acting in any other capacity for the Subscribers or any other capacity for the Subscribers or an other person or entity.

     22. Signatures by Facsimile. Any facsimile signature of any party hereto shall constitute a legal, valid and binding execution hereof by such party.

     IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed under seal as of the date first above written.

                                           ISSUER:

                                           PHOENIX REAL ESTATE DEVELOPMENT, INC.


                                           By:
                                              ----------------------------------
                                                    Peter Garthwaite, President

                                           ESCROW AGENT:

                                           HORIZON BANK OF BOULDER, N.A.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

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